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                                                                    Exhibit 10.3

               ASSIGNMENT AND ASSUMPTION AND CONSENT TO ASSIGNMENT

     Assignment and Assumption (this "Assignment") dated as of the 5th day of August, 1997, between COI, LLC, a Delaware limited liability company (the "Assignor") and CHILES OFFSHORE LLC, a Delaware limited liability company (the "Assignee").

     WHEREAS, Chiles Offshore inc., a Delaware company ("Chiles") and Amfels, Inc. ("Amfels") are parties to the Platform Construction Agreement, the Ancillary Agreement and the Confidentiality Agreement, all dated April 30, 1997 (collectively, the "Construction Contract"), concerning the construction, sale and purchase of a mobile offshore drilling platform being built by Amfels at its Brownsville, Texas yard; and

     WHEREAS, Chiles and the Assignor merged, effective as of July 31, 1997, with the Assignor being the surviving entity and the successor by merger to all Chiles' rights and obligations in and to the Construction Contract; and

     WHEREAS, the Assignor wishes to assign to the Assignee all of it right, title and interest to and obligations under the Construction Contract.

     NOW, WHEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

     1. The Assignor hereby transfers, assigns and grants absolutely to the Assignor and not by way of security, all of its right, title and interest to and obligations under the Construction Contract. The Assignee hereby accepts such assignment and assumes and agrees to fulfill and carry out, as of the date of this Assignment, all of the liabilities, obligations, duties and terms and conditions applicable to the Assignor under the Construction Contract.

     2. The Assignor represents and warrants that the Construction Contract is in full force and effect and there are no events which would constitute a default by the Assignor under the terms of the Construction Contract.

     3. The Assignor hereby warrants and represents that, except for the granting of a security interest in the Construction Contract, to Seacor Smit Inc. pursuant to the Security Agreement between Chiles and Seacor Smit Inc. dated as of July 18, 1997, it has not assigned or pledged, the whole or any part of the Construction Contract hereby assigned to anyone other than the Assignee and it will not take or omit to take any action, the taking or omission of which might result in an alteration or impairment of the Construction Contract or this Assignment.

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     4. The Assignor agrees that at any time and from time to time, upon the written request of the Assignee or its successors or assigns, it will promptly and duly execute and deliver any and all such further instruments and documents necessary or desirable to put into effect the assignment contained herein.

     5. This Assignment shall be governed by and construed under the internal laws of the State of Texas and may not be amended or changed without the written consent of the parties hereto.

     6. This Assignment may be signed in multiple counterparts, all of which shall constitute one agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this document as of the date first above written.

                                             COI, LLC

                                             By: /S/ William E. Chiles
                                                -------------------------------
                                                    William E. Chiles
                                                    President

                                             CHILES OFFSHORE LLC

                                             By: /S/ William E. Chiles
                                                -------------------------------
                                                    William E. Chiles
                                                    President

THE ABOVE MENTIONED MERGER AND ASSIGNMENT ARE HEREBY CONSENTED TO AND ACCEPTED THIS 5TH DAY OF AUGUST, 1997.


AMFELS, INC.

By:  /S/ G.S.Tan
   -------------------------------
    G.S. Tan
    Executive Vice-President













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